UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

GLAUKOS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26051 Merit Circle, Suite 103 Laguna Hills, California	95263
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02              Termination of a Material Definitive Agreement.

On July 31, 2015, Glaukos Corporation (the “Company”) voluntarily paid off and terminated its Amended and Restated Revolving Credit and Term Loan Agreement dated February 23, 2015 with Comerica Bank as administrative agent for the lenders party thereto (the “Primary Bank”). The payoff amount of $7,033,427.50 included principal, accrued and unpaid interest, fees, costs and expenses.  The Company did not incur any prepayment or repayment fee.  In connection with the repayment, the Primary Bank’s security interest in the Company’s assets was terminated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION

By:	/s/ Richard L. Harrison
Name: Richard L. Harrison
Title: Chief Financial Officer

Date: August 4, 2015

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